FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 9, 2005

(date of earliest event reported)

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of

incorporation or organization)

91-1506719

(I.R.S. Employer Identification No.)

1801- 16th AVENUE SW, SEATTLE, WASHINGTON 98134-1089

(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

Todd Shipyards Corporation ("Todd" or the "Company") has dismissed its independent registered public accounting firm Ernst & Young LLP ("Ernst & Young"). Todd has retained the services of Grant Thornton, LLP ("Grant Thornton") to serve as its independent registered public accounting firm for the fiscal year ending April 2, 2006. As of this date, Grant Thornton has accepted the engagement. The action to dismiss Ernst & Young and to retain Grant Thornton was taken by the Audit Committee of the Board of Directors of Todd. Ernst & Young was notified of their dismissal on September 9, 2005.

Ernst & Young's report on the Company's consolidated financial statements for each of the fiscal years ended April 3, 2005 and March 28, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Todd's consolidated financial statements for each of the fiscal years ended April 3, 2005 and March 28, 2004 and in the subsequent interim period, there were no disagreements between Todd and Ernst on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Todd requested that Ernst & Young furnish Todd with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements made in this Item 4.01, and if not, stating the respects in which they do not agree. A copy of that letter, dated September 14, 2005, is filed as Exhibit 16.1 to this form 8-K.

During the fiscal years ended March 28, 2004 and April 3, 2005 and through the date of this Form 8-K, neither Todd nor anyone acting on their behalf consulted with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Todd's consolidated financial statements, or any other matters of reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

16.1 - Letter from Ernst & Young LLP.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODD SHIPYARDS CORPORATION

Registrant

Dated: September 14, 2005.

/s/ Scott H. Wiscomb

By: Scott H. Wiscomb

On Behalf of the Registrant as

Chief Financial Officer and Treasurer